SECURITIES AND EXCHANGE COMMISSION
	Washington, D.C.  20549
		FORM 8-K
	   CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934
Date of Report (date of earliest event reported) March 20, 2003
BANC ONE HELOC TRUST 1998-1
   (Exact name of registrant as specified in its charter)

       United States     333-03911-01 		36-1248602
     (State or Other	(Commission File  	(I.R.S. Employer
      Jurisdiction	Number)     		Identification No.)
      of Incorporation)

c/o Bank One, National Association
Corporate Trust Services Division - 9th floor 1 N. State Street,
Chicago IL
(Address of Principal Executive Offices)
60670-0126
(Zip Code)

Registrant's telephone number, including area code:		312-336-9730

Item 5.	Other Events
On behalf of Banc One HELOC Trust 1998-1, a Trust created pursuant to the Pooling Agreement, dated August 31, 1998, the Paying Agent has caused to be filed with the Commission, the Monthly Report dated March 20, 2003.
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates.

A.	Monthly Report Information: Aggregate distribution information
	for the current distribution date March 20, 2003.
		   Principal	 Interest		Ending Balance
Cede & Co.	$5,616,983.92	$273,041.65		$237,011,809.79



B.	No delinquency in payment under the Transferor Certificate, or
	the MBIA Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO. Date: Amount:

D.	Were any amounts paid or are any amounts payable under the
	MBIA Insurance Policy?  NO Amount:

E.	Are there any developments with respect to the MBIA Insurance
	Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT
	APPLICABLE

Item 7.	Monthly Statements and Exhibits
Exhibit No. 1.	Monthly Statement to Certificateholders dated

March 20, 2003


Statement to Certificateholders (Page 1 of 2)
Distribution Date: 3/20/03
INVESTOR CERTIFICATES DISTRIBUTION SUMMARY
PER $1000 ORIGINAL PRINCIPAL AMOUNT)
A. INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS
Investor Certificate Interest Distributed 0.321225
Investor Certificate Interest Shortfall Distributed 0.000000 Remaining Unpaid Investor Certificate Interest Shortfall 0.000000 Managed Amortization Period ? (Yes=1; No=0) 1
Investors Certificate Principal Distributed 6.608216
Principal Distribution Amount 6.384217
Maximum Principal Payment 10.630503
Alternative Principal Payment 6.384217
Principal Collections less Additional Balances 6.384217
Investor Loss Amount Distributed to Investors 0.376107
Accelerated Principal Distribution Amount -0.152107
Credit Enhancement Draw Amount 0.00
Total Amount Distributed to Certificateholders (P & I) 6.929442
B. INVESTOR CERTIFICATE PRINCIPAL BALANCE
Beginning Investor Certificate Balance 220,788,398.49
Ending Investor Certificate Balance 215,171,414.57
Beginning Invested Amount 225,870,484.39
Ending Invested Amount 220,124,209.28
Investor Certificateholder Floating Allocation Percentage 93.0343% Pool Factor 0.2531428
Liquidation Loss Amount for Liquidated Loans 343,627.09 Unreimbursed Liquidation Loss Amount 0.00
C. POOL INFORMATION
Beginning Pool Balance 242,782,021.03
Ending Pool Balance 237,011,809.79
Servicing Fee 101,159.18
D. INVESTOR CERTIFICATE RATE
Investor Certificate Rate 1.590000%
LIBOR Rate 1.340000%
Maximum Rate 4.508677%
E. DELINQUENCY & REO STATUS
Delinquent 30-59 days
No. of Accounts 111
Trust Balances 3,674,153.81
Delinquent 60-89 days
No. of Accounts 42
Trust Balances 1,324,487.52
Delinquent 90+ days
No. of Accounts 128
Trust Balances 4,767,760.24
Delinquent 9+ Months
No. of Accounts 0
Trust Balances 0
REO
No. of Accounts 0
Trust Balances 0.00

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of his knowledge and belief that information is true and correct this 17th day of March 2003

		       Bank One, N.A.
		       as Servicer

			/s/ Michael J. Grubb
		       _______________________________________

		 	 Michael J. Grubb
		       First Vice President
	Distribution List:
	"   Keith Richardson - Bank One, N.A."

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANC ONE HELOC TRUST 1998-1

By  /s/ Keith Richardson
Name:	Keith Richardson

Dated March 20, 2003